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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 6, 2006

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                                 STEELCASE INC.

        Michigan                   1-13873                 38-0819050
       (State of                 (Commission              (IRS employer
     incorporation)              File Number)         identification number)

                   901 44th Street SE
                 Grand Rapids, Michigan                       49508
        (Address of principal executive offices)            (Zip code)

                                 (616) 247-2710

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  Other Events.

On October 6, 2006, Steelcase Inc. issued a press release declaring a quarterly dividend and announcing an increase of the share repurchase program. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)    Exhibits.

           Exhibit
           Number      Description
           -------     ---------------------------------------------------------
            99.1       Press release dated October 6, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    STEELCASE INC.

Date: October 6, 2006
                                                    /s/ JAMES P. KEANE
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                                                    James P. Keane
                                                    Senior Vice President and
                                                    Chief Financial Officer
                                                    (Duly Authorized Officer and
                                                    Principal Financial Officer)

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                                  EXHIBIT INDEX

Exhibit
Number     Description
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 99.1      Press release dated October 6, 2006